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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                     ---------------------------------------

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 25, 2002


                         MARKETING SERVICES GROUP, INC.
                         ------------------------------
               (Exact name of Registrant as specified in charter)


    Nevada                           0-16730                     88-0085608
--------------------------------------------------------------------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                            ------------------------
                    (Address of Principal Executive Offices)


                                  917/339-7100
                                  ------------
              (Registrant's telephone number, including area code)




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Item 5. Other Events
--------------------

On or about February 25, 2002, Marketing Services Group, Inc. (the "Company") mailed out a notice to all stockholders on record as of February 15, 2002 with respect to the proposed settlement between Mark Levy, derivatively on behalf of the Company and General Electric Corporation. The notice appears as exhibit 99.1 and is filed and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)      N/A

(b)      N/A

(c) The following documents are filed herewith as exhibits to this Form 8-K:

         99.1 Notice of pendency of derivative action and hearing on proposed settlement and application for award of attorneys' fees.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARKETING SERVICES GROUP, INC.

Date:  February 26, 2002                    By: /s/ Cindy H. Hill
       -----------------                        --------------------------------
                                                Title: Chief Accounting Officer

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